SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2004

LEHMAN ABS CORPORATION (as depositor under the Pooling and Servicing Agreement, to be dated as of February 1, 2004, relating to the IndyMac Home Equity Loan Asset-Backed Notes, Series 2004-1)

          LEHMAN ABS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-108503	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Federal Street

               Boston, Massachusetts 02110

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Item 5.

OTHER EVENTS

Filing of Form T-1

On February 26, 2004, LEHMAN ABS CORPORATION (the “Company”) is filing a Form T-1 to designate Deutsche Bank National Trust Company to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 and 307 of the Trust Indenture Act of 1939.  Form T-1 is annexed hereto as Exhibit 25.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

Information and Exhibits

(a)

Financial Statements of business acquired.

Not applicable.

(b)

Pro Forma financial information.

Not applicable.

(c)

Exhibit No.

Description

25

Form T-1 Statement of Eligibility under the Trust indenture Act of 1939, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:  /s/  Tom O’Hara

Name:

Tom O’Hara

Title:

Senior Vice President

Dated: February 24, 2004

Exhibit Index

Exhibit	Description	Page

25	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.	5

EXHIBIT 25